MML SERIES INVESTMENT FUND
MML Total Return Bond Fund
Supplement dated December 26, 2024 to the
Prospectus dated May 1, 2024 and the
Summary Prospectus dated May 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information supplements the information for Stephen M. Kane found under the heading Portfolio Manager(s) in the section titled Management (on page 98 of the Prospectus):
Mr. Kane is expected to retire from MetWest on December 31, 2024.
The following information supplements the information for Stephen M. Kane found under the heading Subadvisers and Portfolio Managers in the section titled Management of the funds on page 130 of the Prospectus:
Mr. Kane is expected to retire from MetWest on December 31, 2024.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-24-04
MMLTRB-24-01